Income Taxes - Increase in Income Tax Expenses and Net Income Per Share Amounts (Detail) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Increase in income tax expenses	¥ 435,369	¥ 278,062	¥ 250,657
Earnings per share after increase in income tax expenses - basic	¥ 5.85	¥ 4.74	¥ 1.87
Earnings per share after increase in income tax expenses - diluted	¥ 5.59	¥ 4.50	¥ 1.74